UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2026 (May 7, 2026)

NEWELL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9608	36-3514169
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Concourse Parkway NE, 8th Floor

Atlanta, GA 30328

(Address of principal executive offices including zip code)

(770) 418-7000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EACH EXCHANGE ON WHICH REGISTERED
Common stock, $1 par value per share	NWL	Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on May 7, 2026, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Newell Brands Inc. (the “Company”), the stockholders of the Company approved the Newell Brands Inc. 2026 Incentive Plan (the “Plan”). The Plan is an equity- and cash-based incentive plan and includes provisions by which the Company may grant stock options (including incentive stock options), stock appreciation rights, stock awards, stock units, cash incentive awards, or other awards based on or related to shares of the Company’s common stock, or in payment of dividends or dividend equivalents paid with respect to awards made under the Plan, to eligible persons providing services to the Company or any subsidiary of the Company. The Plan is more fully described in the related proposal in the Company’s Proxy Statement (as defined in Item 5.07 below).

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the amended Plan, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 7, 2026. For more information on the proposals presented at the meeting, please see the Company’s Definitive Proxy Statement, filed with the SEC on March 26, 2026 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference.

The number of shares of common stock voted on matters presented at the Annual Meeting was 368,135,426 of the 424,927,772 shares outstanding as of the March 12, 2026 record date for the Annual Meeting. Below is a summary of the items voted on by the stockholders at the Annual Meeting.

The stockholders elected each of the following eight nominees to the Board of Directors for a one-year term by a majority vote:

	For	Against	Abstain	Broker Non-Votes
Bridget Ryan Berman	310,789,046	15,433,058	351,384	41,561,938
Patrick D. Campbell	283,377,489	42,822,754	373,245	41,561,938
James P. Keane	302,088,999	24,084,176	400,313	41,561,938
Gerardo I. Lopez	320,436,005	5,707,674	429,809	41,561,938
Christopher H. Peterson	321,807,657	4,437,197	328,634	41,561,938
Gary H. Pilnick	302,428,045	23,717,278	428,165	41,561,938
Stephanie P. Stahl	299,906,682	26,222,825	443,981	41,561,938
Anthony Terry	321,216,034	4,883,089	474,365	41,561,938

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain
363,199,115	4,359,352	576,959

The stockholders approved the advisory resolution to approve named executive officer compensation (“Say-On-Pay”):

For	Against	Abstain	Broker Non-Votes
254,464,829	71,068,404	1,040,255	41,561,938

The stockholders approved the Newell Brands Inc. 2026 Incentive Plan:

For	Against	Abstain	Broker Non-Votes
305,206,680	20,662,767	704,041	41,561,938

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Newell Brands Inc. 2026 Incentive Plan (incorporated by reference to Appendix A of the Company’s Proxy Statement dated March 26, 2026, File No. 001-09608).

104	Cover Page Interactive Data File (formatted as inline XBRL and embedded within the document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWELL BRANDS INC.

Dated: May 13, 2026	By:	/s/ Bradford R. Turner
Bradford R. Turner
Chief Legal and Administrative Officer and Corporate Secretary